Exhibit 10.3 PERFORMANCE-BASED STOCK UNIT AGREEMENT UNDER THE KNOLL INC. _________ STOCK INCENTIVE PLAN THIS AGREEMENT is made effective as of the ______ day of __________, 2018 (the “Grant Date”), between Knoll, Inc., a Delaware corporation (the “Company”), and ________________________ (the “Grantee”). Except as otherwise specifically provided herein, capitalized terms used herein shall have the meanings attributed thereto in the Knoll, Inc. ______ Stock Incentive Plan (the “Plan”). All references to employment and termination of employment herein shall also relate to any consulting relationship, directorship or similar relationship between the Company or a Subsidiary and the Grantee, and the termination thereof. WHEREAS, pursuant to the Plan, the Company desires to grant the Grantee a Performance Award in the form of Stock Units, on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows: 1. Grant of Stock Units. The Company hereby grants to the Grantee ______________ Stock Units (the “Award”) on the terms and conditions set forth herein. The Grantee expressly acknowledges receipt of a copy of the Plan and agrees to be bound by all of the provisions of this Agreement and the Plan. 2. Non-Transferability. The Grantee may not sell, transfer, pledge, or otherwise encumber or dispose of this Award. 3. Definitions; Vesting; Forfeiture. (a) Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Plan. For purposes of this Agreement, the following capitalized terms shall have the following meanings: (i) “Cause” means “Cause” as defined in any employment agreement between the Grantee and the Company or any Subsidiary or, in the absence of any such definition, (A) the substantial and continued failure of the Grantee to perform material duties reasonably required of the Grantee by the Company or any Subsidiary or the Company’s Board of Directors (the “Board”), as applicable (it being understood that a failure to attain performance objectives shall not in and of itself be treated as a failure to perform material duties for purpose of this clause (A)) for a period of not less than thirty (30) consecutive days, provided notice in writing from the Company or the Board, as applicable, is given to the Grantee specifying in reasonable detail the circumstances constituting such substantial and continued failure, (B) conduct by the Grantee substantially disloyal to the Company which conduct is identified in reasonable detail by notice in writing from the Company or the Board, as applicable, and which conduct, if susceptible of cure, is not cured by the Grantee within 30 days of the Grantee’s receipt of such notice, (C) any act of fraud, embezzlement or misappropriation by the Grantee against the Company or any Subsidiary, (D) the conviction of the Grantee of a felony (or the equivalent under applicable law) or plea by the Grantee of guilty or “nolo contendre” to the charge of a felony (or the equivalent under applicable law), or (E) in the case of a Grantee who is a director of the Company, removal of the Grantee from the Board for cause under applicable law. The definition of “Cause” herein shall not modify, amend or otherwise affect the definition of “Cause” in any employment or other agreement with the Company or any Subsidiary. (ii) “Concentrated Peer Group” means a group of publicly-traded peer companies approved by the Committee. If the common stock of any of these companies ceases to be publicly traded at any time during the Performance Period, such company shall be deleted from the Concentrated Peer Group and shall not be taken into account when determining TSR for the Concentrated Peer Group. 1

Exhibit 10.3 (iii) “Disability” means “Disability” as defined in any employment agreement between the Grantee and the Company or any Subsidiary or, in the absence of any such definition, any physical or mental disability or infirmity that prevents the performance of the Grantee’s duties with the Company or Subsidiary for a period of (i) ninety (90) consecutive days or (ii) one hundred eighty (180) non-consecutive days during any twelve (12) month period. The definition of “Disability” herein shall not modify, amend or otherwise affect the definition of “Disability” in any employment or other agreement with the Company or any Subsidiary. (iv) “Dividends Paid” means dividends declared (including extraordinary dividends), if any, during the TSR Performance Period. Cash equivalents will be valued as of the date(s) on which the dividend(s) were declared during the TSR Performance Period. Stock dividends will be valued at the fair market value measured at the end of the TSR Performance Period. (v) “EBITDA” means, for any fiscal year, the Company’s earnings before interest, taxes, depreciation and amortization. The determination of EBITDA shall be made from the Company’s books and records. Such books and records shall be maintained in accordance with U.S. generally accepted accounting principles and the Company’s internal accounting policies and procedures consistently applied over each of the fiscal years during the EBITDA Performance Period. Notwithstanding the foregoing, the Committee will determine the extent to which extraordinary and one-time items of income and expense, such as asset impairment charges, gains or losses on sales of fixed assets, transactions outside of the ordinary course of business (acquisition costs, bank refinancings, IPO/secondary stock offerings, etc.), and restructuring costs, in each case, shall be excluded from the determination of EBITDA for the fiscal year in which the extraordinary or one-time item of income or expense occurs. The Company’s finance department shall make an initial determination of EBITDA for each fiscal year during the EBITDA Performance Period. The Company’s auditors shall review the finance department’s determinations. The Committee shall take into account the finance department’s determination and the Company’s auditors’ review and make the final determination of EBITDA as soon as practicable after the end of the EBITDA Performance Period. Notwithstanding anything to the contrary set forth herein, all determinations and interpretations made by the Committee shall be binding and conclusive. (vi) “Material Acquisition or Divestiture” means any acquisition or divestiture or other business combination not involving a Change in Control that is deemed to result in an increase or decrease in annual EBITDA exceeding $_____________ USD (the “Materiality Threshold”). An acquisition (or business combination) will be deemed to result in an increase in annual EBITDA exceeding the Materiality Threshold if the acquired business’s EBITDA measured over the most recently completed fiscal year immediately preceding the date of acquisition (or business combination) exceeded $___________ USD. A divestiture will be deemed to result in a decrease in annual EBITDA exceeding the Materiality Threshold if the divested business’ EBITDA measured over the most recently completed fiscal year immediately preceding the divestiture exceeded $_____________ USD. (vii) “EBITDA Target I” means $____________ USD; provided, however, that if a Material Acquisition or Divestiture occurs, other than the divestiture of a business that generated an operating loss in the twelve (12) months preceding such divestiture, the EBITDA Target shall be adjusted to account for the addition of EBITDA, or the decrease of EBITDA, resulting from the transaction. For example, the acquisition of an entity that generated EBITDA of $____________ USD in the 12 months preceding the acquisition shall cause an upward adjustment in the EBITDA target by $__________ USD for each full calendar year remaining in the EBITDA Performance Period (if any), plus an amount equal to the product of $___________ multiplied by a fraction, the numerator of which is the number of full months remaining in the calendar year in which the acquisition occurred and the denominator of which is twelve (12). (viii) “EBITDA Target II” means $_________ USD; provided, however, that if a Material Acquisition or Divestiture occurs, other than the divestiture of a business that generated an operating loss in the twelve (12) months preceding such divestiture, the EBITDA Target shall be adjusted to account for the addition of EBITDA, or the decrease of EBITDA, resulting from the transaction. For example, the acquisition of an entity that generated EBITDA of $ USD in the 12 months 2

Exhibit 10.3 preceding the acquisition shall cause an upward adjustment in the EBITDA target by $__________ USD for each full calendar year remaining in the EBITDA Performance Period (if any), plus an amount equal to the product of $________ multiplied by a fraction, the numerator of which is the number of full months remaining in the calendar year in which the acquisition occurred and the denominator of which is twelve (12). (ix) “EBITDA Performance Period” means the three calendar-year period commencing on January 1, 2018 and ending on December 31, 2020. (x) “Performance Period” means the EBITDA Performance Period and the TSR Performance Period, as applicable. (xi) “Pro Rata Fraction” means a fraction, the numerator of which is the number of full months from the Grant Date through the date of a Qualified Termination and the denominator of which is thirty-six (36). (xii) “Qualified Termination” means a termination of employment with the Company and all Subsidiaries during the Performance Period (A) by the Company or a Subsidiary on account of the Grantee’s Disability, (B) due to the Grantee’s death, or (C) that constitutes a “Without Cause Termination.” For the avoidance of doubt, the voluntary resignation of a director or the decision by a director not to stand for re-election shall not be a Qualified Termination. (xiii) “Stretch Target” means $______________ USD; provided, however, that if a Material Acquisition or Divestiture occurs, other than the divestiture of a business that generated an operating loss in the twelve (12) months preceding such divestiture, the Stretch Target shall be adjusted to account for the addition of EBITDA, or the decrease of EBITDA, resulting from the transaction, For example, the acquisition of an entity that generated EBITDA of $________ USD in the 12 months preceding the acquisition shall cause an upward adjustment in the Stretch Target by $___________ USD for each full calendar year remaining in the EBITDA Performance Period (if any), plus an amount equal to the product of $___________ multiplied by a fraction, the numerator of which is the number of full months remaining in the calendar year in which the acquisition occurred and the denominator of which is twelve (12). (xiv) “Subsidiary” shall mean each entity with respect to which the Company owns, directly or indirectly, greater than fifty percent (50%) of the capital stock. (xv) “TSR” means the cumulative percentage change in stock price over the TSR Performance Period, with Dividends Paid during the TSR Performance Period being added to the stock price at the end of the TSR Performance Period. For purposes of this Agreement, the price of an entity’s stock at the beginning of the TSR Performance Period will be the average closing stock price over the trading days in the twenty (20) days immediately preceding the start of the TSR Performance Period, and the stock price at the end of the TSR Performance Period will be the average closing stock price over the trading days in the last twenty (20) days of the TSR Performance Period. In the event of a spin off, split up or similar transaction involving the business of the Company or a company in the Concentrated Peer Group, the shares of the entity of such transaction will be treated as Dividends Paid with respect to the Company or the company in the Concentrated Peer Group, as applicable. (xvi) “TSR Performance Period” means the three-year period commencing on the Grant Date and ending on the third (3rd) anniversary of the Grant Date. (xvii) “Vesting Date” means the date the Committee certifies the EBITDA and TSR results or, if earlier, the date vesting occurs pursuant to Section 3(c) or Section 3(d)(iii). (xviii) “Without Cause Termination” means a termination of employment by the Company or a Subsidiary without Cause. The failure of a director to become re-elected that is not the 3

Exhibit 10.3 result of a voluntary decision not to stand for re-election shall be deemed to be a Without Cause Termination. (b) Vesting. Except as otherwise specifically provided in Sections 3(c) and 3(d) hereof, the vesting of the Award is contingent upon the Grantee’s continuous employment with the Company or a Subsidiary from the Grant Date through the Vesting Date. Except as otherwise provided in Sections 3(c), and 3(d) hereof, the Award shall vest as follows: (i) EBITDA Portion. (I) Twenty five percent (25%) of the Award shall vest if cumulative EBITDA over the EBITDA Performance Period equals or exceeds the EBITDA Target I, but is less than the EBITDA Target II and (II) an additional twenty five percent (25%) of the Award shall vest if cumulative EBITDA over the EBITDA Performance Period equals or exceeds the EBITDA Target II, and (III) an additional twenty-five percent (25%) of the Award shall vest if the cumulative EBITDA over the EBITDA Performance period equals or exceeds the Stretch Target; and (ii) Relative TSR Portion. Fifty percent (50%) of the Award shall vest if the Company’s TSR equals or exceeds the fiftieth (50th) percentile of the TSR of the Concentrated Peer Group over the TSR Performance Period. Except as otherwise provided in Sections 3(c) and 3(d), the Award shall be forfeited to the extent it does not vest pursuant to this Section 3(b). For the sake of clarity, up to 125% of the Award is eligible to vest pursuant to this Section 3(b). (c) Accelerated Vesting on Termination of Employment After a Change in Control. Notwithstanding anything herein or in the Plan to the contrary, if, during the Performance Period, the Grantee shall cease to be employed by reason of a Without Cause Termination within twelve (12) months after a Change in Control, one hundred percent (100%) of the Award shall vest immediately upon such Without Cause Termination unless the Committee has previously certified EBITDA and TSR results and determined the vesting criteria were not met. (d) Prorated Vesting in connection with a Qualified Termination. If, during the Performance Period, the Grantee shall cease to be employed by the Company and all Subsidiaries by reason of a Qualified Termination, a pro rata portion of the Award shall immediately vest as follows: (i) If the Qualified Termination is a termination by the Company or a Subsidiary on account of the Grantee’s Disability or due to the Grantee’s death, the number of Stock Units subject to the Award that shall vest as a result of the Qualified Termination shall be determined by multiplying the total number of Stock Units subject to the Award by the Pro Rata Fraction. (ii) If the Qualified Termination is a Without Cause Termination, the number of Stock Units subject to the Award that shall vest as a result of the Qualified Termination shall be determined by multiplying the number of Stock Units subject to the Award that vest based on actual performance over the entire Performance Period by the Pro Rata Fraction. (iii) The date of such pro rata vesting in the event of a Qualified Termination shall be (A) if the Qualified Termination is a termination by the Company or a Subsidiary on account of the Grantee’s Disability or due to the Grantee’s death, the date of such Qualified Termination, and (B) if the Qualified Termination is a Without Cause Termination, the date vesting would have occurred pursuant to Section 3(b). (e) Forfeiture on Termination of Employment. If the Grantee’s employment with the Company and all Subsidiaries is terminated for any reason during the Performance Period, any Stock Units subject to the Award that do not become vested pursuant to Sections 3(c) and 3(d) shall be immediately forfeited. 4. Conversion of Stock Units and Issuance of Shares. One share of Common Stock shall be issuable for each Stock Unit subject to the Award that vests (the “Shares”). The Shares shall be issued at or as soon 4

Exhibit 10.3 as practicable following the Vesting Date (but in no event later than March 15th of the calendar year following the year in which the Vesting Date occurs). In the case of the Grantee’s death, such Shares will be issued in the name of the beneficiary designated in writing by the Grantee pursuant to a form of designation provided by the Company, to the Grantee’s legatee or legatees, or to his or her personal representatives or distributes, as the case may be. Any fractional unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share. 5. Rights as a Stockholder; Dividend Equivalent Right. (a) Rights as Stockholder. Except as provided in Section 5(b) below, neither the Grantee nor any person claiming under or through the Grantee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars. After such issuance and recordation, the Grantee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. (b) Dividend Equivalent Rights. If the Company declares a cash dividend on its Common Stock prior to the earlier of the date the Award is settled in full or terminates, the Grantee will receive a dividend equivalent credit equal to such cash dividend for each outstanding Stock Unit subject to the Award. Any such dividend equivalent credits shall be accumulated and shall be subject to the same terms and conditions as are applicable to the Stock Units to which the dividend equivalents relate, including, without limitation, the restrictions on transfer, forfeiture, vesting and payment provisions contained in this Agreement. For avoidance of doubt, dividend equivalents shall be paid in cash only if and when the Stock Units to which they relate are converted into Shares pursuant to Section 4. 6. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto. 7. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without reference to the principles of conflicts of law thereof. Each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in the United States District Court - District of Delaware and the Delaware State courts, in any legal action, equitable suit or other proceeding arising out of or related to this Agreement. 8. Withholding. The Company or any Subsidiary thereof shall have the power and right to deduct or withhold, or require the Grantee to remit to the Company or any Subsidiary all federal, state, local or foreign taxes required by law to be withheld by the Company or a Subsidiary with respect to this Award. The Grantee may be required to pay to the Company in cash or cash equivalents, either prior to or concurrent with the delivery of certificates representing Stock Units that have vested, the amount required by law to be withheld by the Company. The Company, in its sole discretion, may withhold from the number of Shares to be delivered upon vesting of the Stock Units, such number of Shares having an aggregate fair market value equal to the amount of applicable federal, state, local or foreign taxes to be withheld by the Company. The Committee may establish other rules and procedures to allow the Grantee to satisfy and to facilitate the required tax withholding from time to time. 9. No Employment Rights. The establishment of the Plan and the grant of Stock Units hereunder shall not be construed as granting to the Grantee the right to remain in the employ of the Company or any Subsidiary, nor shall the Plan or this Agreement be construed as limiting the right of the Company or any Subsidiary to discharge the Grantee from employment at any time for any reason whatsoever, with or without Cause. 10. No Liability. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee, each member of the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or this Agreement may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the 5

Exhibit 10.3 Plan or this Agreement unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. 11. Headings. Headings are for the convenience of the parties and are not deemed to be a part of this Agreement. 12. Plan and Compensation Recoupment Policy. The terms of the Plan, a copy of which is provided with this Agreement, and the Knoll, Inc. Compensation Recoupment Policy (the “Policy) which is made part of this Agreement and incorporated herein by reference. In the event of any conflict between the terms of the Plan and the terms of this Agreement or the Policy, the terms of the Plan shall govern. 13. Nature of Award. In accepting the Award, the Grantee acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; (b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Stock Units, or benefits in lieu of Stock Units, even if Stock Units have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) the Grantee’s participation in the Plan is voluntary; (e) the Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary; (f) in the event that the Grantee is not an employee of the Company or any Subsidiary, the Award and the Grantee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Subsidiary; (g) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (h) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or Shares acquired upon vesting of the Award, resulting from termination of the Grantee’s employment by the Company or any Subsidiary (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Award, the Grantee irrevocably releases the Company and any Subsidiary from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Grantee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement; (i) in the event of termination of the Grantee’s employment (whether or not in breach of local labor laws), the Grantee’s right to receive Awards under the Plan and to vest in such Awards, if any, will terminate effective as of the date that the Grantee is no longer providing services and will not be extended by any 6

Exhibit 10.3 notice period mandated under local law (e.g., providing services would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of the Grantee’s employment (whether or not in breach of local labor laws), the Committee shall have the exclusive discretion to determine when the Grantee is no longer providing services for purposes of this Award; (j) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying Shares; and (k) the Grantee is hereby advised to consult with the Grantee’s own personal tax, legal and financial advisers regarding the Grantee’s participation in the Plan before taking any action related to the Plan. 14. Data Privacy. (a) The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Grantee’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. (b) The Grantee understands that the Company and the Grantee’s employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all Stock Units or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”). (c) The Grantee understands that Data will be transferred to any third party assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the Grantee’s country, or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands, however, that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s local human resources representative. 15. Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by applicable law. 16. Section 409A. To the extent applicable, the provisions of this Agreement shall be interpreted and construed in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, the regulations issued thereunder or any exception thereto (“Section 409A”). Each payment under this Agreement is intended to be exempt from Section 409A under the short-term deferral exception as specified in Treas. Reg. § 1.409A-l(b)(4). Notwithstanding the foregoing, to the extent the Award (or any portion of the Award) is determined to constitute deferred compensation and to be subject to Section 409A, (a) the Grantee shall only be deemed to have 7

Exhibit 10.3 terminated employment for purposes of the Award if the termination constitutes a “separation from service,” as that term is used in Section 409A, and (b) to the extent any Shares would be issued with respect to any portion of the Award due to the Grantee’s termination of employment, if the Grantee is deemed to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i), no Shares shall be issued hereunder with respect to such portion of the Award prior to the date that is six (6) months after the date of the Grantee’s termination of employment or, if earlier, the Grantee’s date of death. Immediately following any such six (6) month delay, all such delayed Shares will be issued in a single lump sum. The Company makes no representation that the Award will comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Award. Effective as of the day and year first written above. KNOLL, INC. By: Name: Title: GRANTEE: Name: 8